USCA All Terrain Fund
Schedule of Investments
June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCK - 2.57%[a]
Chemical Companies - 0.10%
Corteva, Inc.	966	$25,879
Nutrien LTD[b]	820	26,322
		52,201
Communication Services - 0.08%
Comcast Corporation	1,100	42,878

Consumer Discretionary - 0.05%
Genuine Parts Company	300	26,088

Consumer Staples - 0.11%
Molson Coors Brewing Company	500	17,180
Mondēlez International, Inc.	300	15,339
Walmart, Inc.	200	23,956
		56,475
Consumer Product and Distribution Companies - 0.18%
Kimberly-Clark Corporation	100	14,135
Kontoor Brands, Inc.	1,000	17,810
PepsiCo, Inc.	200	26,452
Target Corp	300	35,979
		94,376
Energy and Utility Companies - 0.27%
Chevron Corporation	200	17,846
ConocoPhillips	800	33,616
Equinor ASA ADR	2,300	33,304
Kinder Morgan, Inc.	1,000	15,170
Phillips 66	300	21,570
Valero Energy Corporation	400	23,528
		145,034
Financial Services - 0.47%
American International Group	1,300	40,534
Ameriprise Financial, Inc.	200	30,008
BOK Financial Corporation	300	16,932
Citigroup Global Markets Holdings Inc.	800	40,880
MetLife, Inc.	900	32,868
Morgan Stanley	300	14,490
Northern Trust Corporation	200	15,868
Prosperity Bancshares Inc.	500	29,690
Radian Group Inc.	1,800	27,918
		249,188
Health Care and Related Companies - 0.36%
AbbVie Inc.	500	49,090
Amgen Inc.	200	47,172
AstraZeneca plc ADR	300	15,867

USCA All Terrain Fund
Schedule of Investments - (Continued)
June 30, 2020 (Unaudited)

	Shares	Value
Health Care and Related Companies - (continued) - 0.36%
Cardinal Health, Inc.	300	$15,657
CVS Health Corporation	300	19,491
Gilead Sciences, Inc.	300	23,082
Medtronic Public Limited Company[b]	200	18,340
		188,699
Industrials - 0.20%
3M Company	100	15,599
Atlas Corp.	2,700	20,520
Cummins Inc.	300	51,978
Raytheon Technologies Corporation	300	18,486
		106,583
Logistics and Transportation - 0.06%
Union Pacific Corporation	200	33,814

Manufacturing Companies - 0.09%
Eaton Corporation	300	26,244
Lear Corporation	200	21,804
		48,048
Materials - 0.02%
WestRock Company	400	11,304

Media, Communications and Entertainment - 0.08%
Verizon Communications Inc.	800	44,104

Real Estate Investment Trusts - 0.13%
VEREIT, Inc.	4,800	30,864
Vici Properties Inc.	800	16,152
Weyerhaeuser Company	1,000	22,460
		69,476
Technology Companies and Services - 0.32%
Cisco Systems, Inc.	900	41,976
Intel Corporation	400	23,932
Koninklijke Philips N.V. ADR	408	19,111
NetApp, Inc.	600	26,622
Parker-Hannifin Corporation	100	18,327
TE Connectivity LTD.[b]	300	24,465
Texas Instruments Incorporated	100	12,697
		167,130
Utilities - 0.05%
Dominion Energy, Inc.	300	24,354

TOTAL COMMON STOCK (Cost $1,324,255)		$1,359,752

USCA All Terrain Fund
Schedule of Investments - (Continued)
June 30, 2020 (Unaudited)

	Shares	Value

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 11.42%[a]
Long Equity - Domestic - 6.77%
Bridgeway Ultra Small Company Fund	51,619	$1,138,715
LKCM Equity Fund - Institutional Class	41,692	1,210,746
Nationwide Geneva Mid Cap Growth Fund - Class R6	59,045	1,236,403
		3,585,864
Long Equity - Global - 4.65%
First Eagle Global Fund - Institutional Class	45,750	2,462,721

TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
(Cost $6,259,361)		$6,048,585

USCA All Terrain Fund
Schedule of Investments - (Continued)
June 30, 2020 (Unaudited)

				Next Available	Redemption
			Redemption	Frequency of	Notification
	Cost	Value	Date[c]	Redemptions	Period (Days)
INVESTMENTS IN PRIVATE INVESTMENT COMPANIES[d] - 74.23%[a]
Event Driven - 7.11%
Black Diamond Arbitrage Partners, L.P. - Series A	$3,337,819	$3,662,623	8/31/2020	Monthly	45
Perry Partners L.P. - Class Ce	324,198	102,453	n/a	Illiquid	n/a
		3,765,076
Global Equity - 10.63%
WMQS Global Equity Active Extension Onshore Fund LP Class F-2	5,000,000	5,525,087	7/31/2020	Monthly	30
WMQS Global Equity Active Extension Onshore Fund LP - Class B	100,000	110,012	7/31/2020	Monthly	30
		5,635,099
Global Macro - 7.64%
Brevan Howard L.P. - Series B	2,445,000	3,428,049	9/30/2020	Monthly	90
Brevan Howard L.P. - Series I	200,000	261,017	9/30/2020	Monthly	90
Brevan Howard L.P. - Series W	200,000	358,619	9/30/2020	Monthly	90
		4,047,685
Long/Short Equity - 18.77%
Corsair Capital Partners, L.P. - Class A	2,483,000	2,630,377	9/30/2020	Quarterly	60
Greenlight Masters Qualified, L.P. - Series B	4,230,000	4,739,417	12/31/2020	Semi-Annually	90
KG Investments Fund LLC - Class A-8	1,200,000	1,157,273	9/30/2020	Quarterly	90
Voss Value Fund, L.P.	700,000	607,441	9/30/2020	Quarterly	45
SIO Partners, L.P.	800,000	808,739	6/30/2021	Quarterly	60
		9,943,247
Long/Short Fixed Income - 8.00%
York Global Credit Income Fund, L.P. - Class A	3,493,000	4,238,169	9/30/2020	Quarterly	90

Managed Futures - 5.28%
The Winton Fund (US) L.P.	1,696,000	1,518,834	7/31/2020	Monthly	30
The Winton Trend Fund (US) L.P.	1,200,000	1,279,936	7/31/2020	Weekly	2
		2,798,770
Multi-Strategy - 16.80%
Blue Mountain Credit Alternatives Fund L.P. - Class Se	1,351,299	944,188	n/a	Illiquid	n/a
Double Black Diamond, L.P. - Series D	1,647,181	1,724,300	9/30/2020	Quarterly	60
Millennium USA LP	4,359,045	6,232,055	9/30/2020	Quarterly	90
		8,900,543

TOTAL INVESTMENTS IN PRIVATE INVESTMENT COMPANIES (Cost $34,766,542)
		$39,328,589

SHORT TERM INVESTMENT - 9.85%[a]	Shares
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.39%[f]
	5,221,399	5,221,399

TOTAL SHORT TERM INVESTMENT (Cost $5,221,399)		$5,221,399

USCA All Terrain Fund
Schedule of Investments - (Continued)
June 30, 2020 (Unaudited)

Value
Total Investments (Cost $47,571,557) - 98.07%[a]	$51,958,325
Other Liabilities in Excess of Assets - 1.93%[a]	1,022,184
TOTAL NET ASSETS - 100.00%[a]	$52,980,509

Footnotes
ADR - American Depositary Receipt.
[a] Percentages are stated as a percent of net assets.
[b] Foreign issued security.
[c] Investments in private investment companies may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after June 30, 2020 that redemption from all or a portion of a tranche is available without fee, unless otherwise noted (redemptions may be available sooner with the incurrence of a penalty). Other tranches may have an available redemption date that is after the Next Available Redemption Date. Further, the private investment company’s advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.
[d] Private investment portfolio holdings detailed in the Schedule of Investments represent management’s best estimate of the fair value of each private investment’s portfolio holdings as of June 30, 2020. There are no unfunded capital commitments for private investments
[e] Currently in liquidation. Receiving proceeds as liquidated.
[f] Rate reported is the 7-day current yield as of June 30, 2020.

Investment Valuation

In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available.  Because market quotations are not typically readily available for the majority of the Fund’s securities, they are valued at fair value as determined by the Board. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to a fair value team of one or more representatives of the Advisor, U.S. Bank Global Fund Services (the “Administrator”) and an officer of the Fund (the “Valuation Committee”).  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the fair value team may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, and the recommendation of an Underlying Fund Manager.  The team may also enlist third-party consultants, such as an audit firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value.

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (”NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value have materially affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash and other assets, including dividends and interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

All equity securities that are not traded on a listed national exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  In the event such market quotations are not readily available, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. The Fund values interests in the Underlying Funds at fair value, using the net NAV or pro rata interest in the members’ capital of the Underlying Funds as a practical expedient, as provided by the investment managers of such Underlying Funds. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Fund Managers at fair value in accordance with procedures adopted by the Underlying Funds. In this regard, an Underlying Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Fund Manager’s compensation. Although the Advisor will review the valuation procedures used by all Underlying Fund Managers, the Advisor will not be able to confirm the accuracy of valuations provided by the Underlying Fund Manager and valuations provided by the Underlying Fund Manager generally will be conclusive with respect to the Fund. In addition, the net asset values or other valuation information received by the Fund from an Underlying Fund and used in calculating the Fund’s net asset value will include estimates that may be subject to later adjustment or revision by the Underlying Fund Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous NAVs to reflect an adjustment or revision by an Underlying Fund. In the unlikely event that an Underlying Fund does not report a fiscal period end value to the Fund on a timely basis, the Fund would determine the fair value of the Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, those companies NAVs are calculated based upon the net asset values of their investments, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fair Value of Financial Instruments

The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Board’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Fund to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, certain U.S. government securities and certain money market securities. The Board does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Board uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Board may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Board’s assessment of the most representative point within the range.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020:

Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active markets for Identical Assets (Level 1)
		Significant Other	Significant Unobservable Inputs (Level 3)
		Observable Inputs
Description		(Level 2)		Total
Investments
Common Stock (a)	$1,359,752	$-	$-	$1,359,752
Investments in Registered Investment Companies (a)	6,048,585	-	-	6,048,585
Investments in Private Investment Companies (b)	-	-	-	39,328,589
Short Term Investment (c)	5,221,399	-	-	5,221,399
	$12,629,736	$-	$-	$51,958,325

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

(c)	Short Term Investments that are sweep investments for cash balances in the Fund at June 30, 2020.